SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 29, 2004

                               GLOBAL SIGNAL INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                        Commission File Number 001-32168

                                   65-0652634
                      (I.R.S. Employer Identification No.)

                            301 North Cattlemen Road
                                   Suite 300
                               Sarasota, Florida
                    (Address of principal executive offices)

                                     34232
                                   (Zip Code)

                                 (941) 364-8886
                        (Registrant's telephone number)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

         On November 4, 2004, Global Signal Inc. (the "Company") filed a Current Report on Form 8-K in connection with its acquisition, through its wholly owned subsidiary, Pinnacle Towers Acquisition LLC, of the first 163 of a total of 237 communications sites to be acquired from Lattice Communications, LLC, pursuant to the previously disclosed Asset Purchase Agreement between Pinnacle Towers Acquisition LLC, as purchaser, and Lattice Communications, LLC, as seller, dated July 29, 2004 (the "Lattice Acquisition").

         As of January 11, 2005, the Company has completed the acquisition of 225 of the 237 communications sites, and expects to complete the acquisition of the remaining communications sites by the end of the first quarter of 2005.

         Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the Lattice Acquisition. Such information should be read in conjunction with the Company's Current Report on Form 8-K, dated October 29, 2004 and filed November 4, 2004, relating to the acquisition. The completion of the acquisition of the remaining 12 sites is subject to customary conditions, for which there is a remaining purchase price of $5.4 million associated therewith.

         (a) Financial Statements of Business Acquired.

         The statements of revenue and certain expenses of the Lattice Acquisition for the nine months ended September 30, 2004 and the year ended December 31, 2003 required by this item are attached hereto as exhibit 20.1.

         (b) Pro Forma Financial Information.

         The unaudited pro forma financial information as of September 30, 2004 and for the year ended December 31, 2003 and the nine month period ended September 30, 2004 required by this item are attached hereto as exhibit 20.2.

         (c) Exhibits

         The following material is filed as an exhibit to this Amendment to Current Report on Form 8-K/A.

2.1 Asset Purchase Agreement by and between Lattice Communications, LLC and Pinnacle Towers Acquisition LLC, dated July 29, 2004*+

20.1     Statements of Revenue and Certain Expenses of Lattice Acquisition**

20.2     Pro Forma Condensed Consolidated Financial Statements of Global Signal
         Inc.

23.1     Consent of Independent Registered Certified Public Accounting Firm

* Previously filed as an exhibit to the Company's Form 10-Q for the quarter ended June 30, 2004 filed with the Securities and Exchange Commission on August 13, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K dated October 29, 2004.

** Previously filed as pages F-84 to F-87 of the Company's Registration Statement on Form S-11 No. 333-121576 filed with the Securities and Exchange Commission on December 23, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K dated October 29, 2004.

+ Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GLOBAL SIGNAL INC.
                                              (Registrant)


                                              /s/ Ronald G. Bizick, II
                                              ______________________________
                                              Ronald G. Bizick, II
                                              Executive Vice President of
                                              Corporate Development and
                                              Operations

Date: January 12, 2005

                                 EXHIBIT INDEX

Exhibit
Number    Exhibit
------    -------

2.1 Asset Purchase Agreement by and between Lattice Communications, LLC and Pinnacle Towers Acquisition LLC, dated July 29, 2004*+

20.1     Statements of Revenue and Certain Expenses of Lattice Acquisition**

20.2     Pro Forma Condensed Consolidated Financial Statements of Global Signal
         Inc.

23.1     Consent of Independent Registered Certified Public Accounting Firm

* Previously filed as an exhibit to the Company's Form 10-Q filed with the Securities and Exchange Commission on August 13, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K dated October 29, 2004.

** Previously filed as pages F-84 to F-87 of the Company's Registration Statement on Form S-11 filed with the Securities and Exchange Commission on December 23, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K dated October 29, 2004.

+ Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.